UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-21668

Cohen & Steers Alternative Income Fund, Inc.

(Exact name of registrant as specified in charter)

1166 Avenue of the Americas, 30th Floor, New York, NY 10036

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor,

New York, NY 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    October 31

Date of reporting period:    October 31, 2023

Item 1. Reports to Stockholders.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended October 31, 2023. The total returns for Cohen & Steers Alternative Income Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended October 31, 2023	Year Ended October 31, 2023
Cohen & Steers Alternative Income Fund:
Class A	-4.99%	0.33	%(a)
Class C	-5.35%	-0.32%
Class I	-4.81%	0.69%
Class R	-5.05%	0.29%
Class Z	-4.81%	0.69%
Blended Benchmark(b)	-6.67%	-0.10%
S&P 500 Index(b)	1.39%	10.14%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time. The Fund’s final monthly dividend will be paid on December 14, 2023.

(a)

The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the NAVs in accordance with accounting principles generally accepted in the United States of America (GAAP).

(b)	For benchmark descriptions, see page 8.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Market Review

The 12 months ended October 31, 2023 had mixed performance for financial markets. Broad stock indexes advanced amid better-than-expected economic resilience, although an associated continued rise in interest rates weighed on rate-sensitive investments such as real estate and infrastructure stocks as well as Treasury bonds.

While bond yields initially ticked down as inflation rates moderated from high levels, interest rate pressures began to build again as some positive economic data pushed out expectations for an end to the Federal Reserve’s (and other central banks’) rate hikes. The yield on the 10-year Treasury rose from 4.1% to 4.9% at the end of the period, reaching levels not seen since the 2008 financial crisis.

In this environment, preferreds had a modest gain as a group, but with over-the counter (OTC) preferreds faring considerably better than more rate-sensitive exchange-traded issues. Preferred securities outperformed Treasuries and investment-grade corporate bonds but trailed high-yield debt.

Fund Performance

The Fund had a slightly positive total return in the period and outperformed its blended benchmark (except for the Fund’s Class C shares, which had a slightly negative total return and underperformed the benchmark).

Preferred Securities

In the U.S., the sudden collapse of Silicon Valley Bank, Signature Bank and First Republic Bank in early 2023 raised concerns about funding and contagion risk. In Europe, struggling Credit Suisse was acquired by rival UBS in March. Financial regulators took swift action to mitigate contagion risk; the Fed and other central banks assured that funding would remain readily available in the global banking system.

Concerns around these events eased as the period progressed and fundamentals of the broader banking system remained healthy and resilient. Industry data and individual company comments suggested that the well-publicized U.S. regional bank failures were idiosyncratic and not reflective of systemic risk. Credit Suisse, meanwhile, appeared to be an outlier among European banks. Overall, the banking sector in the U.S. and Europe continued to generate solid profitability and strong capitalization.

Security selection in the banking sector detracted from the portfolio’s relative performance, partly due to out-of-benchmark investments in several issues from Silicon Valley Bank.

The insurance sector performed well during the period. Property & casualty insurance companies experienced significant premium growth due to the recovering economy, while life insurers benefited from the declining impact of the Covid pandemic. Our security selection and underweight in insurance hindered relative performance. Utilities also outperformed; an overweight and security selection benefited the Fund’s performance.

Global Real Estate

Global real estate stocks declined in the period, hindered by concerns that interest rates would remain “higher for longer”, although commercial real estate fundamentals remained generally healthy. Stock selection in the Fund’s real estate allocation helped relative performance. In the U.S., selection in

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

the health care, data center and retail sectors aided returns, as did an underweight allocation in the office sector. Stock selection and an overweight in France and an out-of-benchmark allocation in China also contributed. Stock selection in Japan and an underweight in Switzerland detracted from relative returns.

Global Listed Infrastructure

Infrastructure stocks also fell as a group, although performance varied by sector. Communications companies declined the most, hampered in part by rising interest rates. Certain transportation sectors, including marine ports and toll roads, had gains, benefiting from economic optimism. The Fund’s security selection in global listed infrastructure contributed to relative performance, driven by selection in communications and electric utilities and an underweight in water companies.

Opportunistic

Outside of the three main allocations of preferred securities, global real estate and global listed infrastructure, the Fund opportunistically invested in several out-of-benchmark stocks, primarily natural resource companies. These holdings had a healthy collective gain in the period and contributed to the Fund’s relative performance.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of forward foreign currency exchange contracts to manage currency risk on certain Fund positions denominated in foreign currencies. The currency exchange contracts did not have a material impact on the Fund’s total return for the 12 months ended October 31, 2023.

In an effort to enhance portfolio income, the Fund used options in the form of calls written on a portion of the portfolio’s holdings. Those options significantly contributed to the Fund’s total return for the 12 months ended October 31, 2023. Additionally, the Fund invested in binary options (currency and European index options) to manage volatility in certain European holdings. Those options did not have a material effect on the Fund’s total return for the 12 months ended October 31, 2023.

The Fund used total return swap contracts to manage credit risk and used interest-rate “swaptions,” which are options to enter into interest-rate swap contracts, to manage interest-rate risk. The swaps did not have a material effect on the Fund’s total return for the 12 months ended October 31, 2023, while the swaptions had no impact.

Fund Liquidation and Dissolution

On December 12, 2023, the Fund’s Board of Directors approved the liquidation and dissolution of the Fund. The Fund has fixed the close of business on February 26, 2024 as the effective date for determining the shareholders of the Fund that will be entitled to receive any liquidating distribution. It is anticipated that any liquidating distribution will begin being paid after the close of business on February 26, 2024 (the “Closing Date”). Until the Closing Date, the Fund is expected to deviate from its investment objectives and investment policies and the Fund’s investment restrictions will not apply as the Fund’s portfolio will be managed in anticipation of the liquidation and the Fund’s portfolio securities will be sold.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Sincerely,

JON CHEIGH	VINCENT L. CHILDERS
Portfolio Manager	Portfolio Manager

BEN MORTON	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

ELAINE ZAHARIS-NIKAS	JEFF PALMA
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment	Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment	Class R—Growth of a $10,000 Investment

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended October 31, 2023

	Class A Shares		Class C Shares		Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–4.18	%(a)	–1.32	%(c)	—	—	—
1 Year (without sales charge)	0.33%		–0.32%		0.69%	0.29%	0.69%
5 Years (with sales charge)	1.02	%(a)	1.29%		—	—	—
5 Years (without sales charge)	1.95%		1.29%		2.33%	1.81%	2.32%
10 Years (with sales charge)	4.93	%(a)	4.72%		—	—	—
10 Years (without sales charge)	5.42%		4.72%		5.79%	—	—
Since Inception (with sales charge)(d)	5.31	%(a)	4.89%		—	—	—
Since Inception (without sales charge)(d)	5.57%		4.89%		5.95%	4.12%	4.64%

The Fund changed its investment objectives and principal investment strategies on July 1, 2019 and further modified the investment objectives, principal investment strategies and benchmark effective after the close of business on April 30, 2021. The performance above reflects returns achieved pursuant to different investment objectives and principal investment strategies than the investment objectives and strategies currently employed by the Fund. If the Fund’s current strategies had been in place prior to July 1, 2019 and April 30, 2021, as applicable, results shown would have been different.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the March 1, 2023 prospectus, supplemented on September 18, 2023 and December 13, 2023, were as follows: Class A—1.78% and 1.06%; Class C—2.43% and 1.71%; Class I—1.50% and 0.71%; Class R—1.93% and 1.21%; and Class Z—1.43% and 0.71%. Through June 30, 2025, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

(a)	Reflects a 4.50% front-end sales charge.
(b)

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

(c)	Reflects a contingent deferred sales charge of 1.00%.
(d)	Inception date of August 31, 2005 for Class A, C and I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Performance Review (Unaudited)—(Continued)

Benchmark Descriptions

The Fund changed its investment objectives and principal investment strategies on July 1, 2019 and further modified the investment objectives, principal investment strategies and benchmark effective after the close of business on April 30, 2021. The Linked Blended Benchmark consists of the Russell 1000 Value Index through June 30, 2019 and the blended benchmark consisting of 15% FTSE EPRA Nareit Developed Real Estate Index (Net), 15% Alerian MLP Index, 15% Dow Jones Brookfield Global Infrastructure Index, 10% S&P Global Natural Resources Index (Net), and 45% Preferred Blended Benchmark (consists of 60% ICE BofA U.S. IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index and 20% Bloomberg Developed Market USD Contingent Capital Index) through April 30, 2021 and the Blended Benchmark consisting of 50% Preferred Blended Benchmark (consists of 60% ICE BofA U.S. IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index and 20% Bloomberg Developed Market USD Contingent Capital Index), 30% Dow Jones Brookfield Global Infrastructure Index, and 20% FTSE EPRA Nareit Developed Real Estate Index (Net) thereafter. The Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe in the Russell 1000 Index that have lower price-to-book ratios and lower expected growth values. The FTSE EPRA Nareit Developed Real Estate Index (Net) is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity REITs and listed property companies from developed markets and is net of dividend withholding taxes. The Alerian MLP Index (Total Return) is a capped, float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total Master Limited Partnership (MLP) float-adjusted market capitalization. The Dow Jones Brookfield Global Infrastructure Index is a float-adjusted market-capitalization-weighted index that measures performance of globally domiciled companies that derive more than 70% of their cash flows from infrastructure lines of business. The S&P Global Natural Resources Index (Net) includes the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements and is net of dividend withholding taxes. The ICE BofA U.S. IG Institutional Capital Securities Index tracks the performance of U.S. dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the U.S. domestic market. The ICE BofA Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market, excluding $1000 par securities. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023—October 31, 2023.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period(a) May 1, 2023— October 31, 2023
Class A
Actual (-4.99% return)	$1,000.00	$950.10	$4.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.16	$5.09

Class C
Actual (-5.35% return)	$1,000.00	$946.50	$8.10
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.89	$8.39

Class I
Actual (-4.81% return)	$1,000.00	$951.90	$3.20
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.93	$3.31

Class R
Actual (-5.05% return)	$1,000.00	$949.50	$5.65
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.41	$5.85

Class Z
Actual (-4.81% return)	$1,000.00	$951.90	$3.20
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.93	$3.31

(a)

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.00%, 1.65%, 0.65%, 1.15% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

October 31, 2023

Top Ten Holdings(a)

(Unaudited)

Security	Value	% of Net Assets

American Tower Corp.	$1,316,646	2.7
Vinci SA (France)	964,773	2.0
TC Energy Corp. (Canada)	908,224	1.9
SBA Communications Corp.	908,166	1.9
Cheniere Energy, Inc.	824,112	1.7
National Grid PLC (United Kingdom)	820,903	1.7
ONEOK, Inc.	665,757	1.4
Digital Realty Trust, Inc.	661,720	1.4
Prologis, Inc.	656,285	1.3
Sempra	654,080	1.3

(a)

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Strategy Breakdown(b) (Unaudited)

(b)	The strategy breakdown is expressed as a percentage of the Fund’s total long-term investments and excludes derivative instruments.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

October 31, 2023

		Shares	Value

COMMON STOCK	51.8%
AGRIBUSINESS	0.5%
Bunge Ltd.		2,410	$255,412

AIRPORTS	0.8%
Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)		9,381	71,915
Grupo Aeroportuario del Sureste SAB de CV, Class B (Mexico)		8,329	180,171
Japan Airport Terminal Co. Ltd. (Japan)		2,600	113,726

			365,812

ELECTRIC	9.4%
Alliant Energy Corp.		3,315	161,739
Ameren Corp.		974	73,742
CenterPoint Energy, Inc.		13,709	368,498
Consolidated Edison, Inc.		6,239	547,722
Constellation Energy Corp.		563	63,574
DTE Energy Co.		1,574	151,702
EDP—Energias de Portugal SA (Portugal)		34,780	146,099
Exelon Corp.		15,379	598,858
National Grid PLC (United Kingdom)		69,016	820,903
NextEra Energy, Inc.		2,623	152,921
NTPC Ltd. (India)		32,397	91,928
PG&E Corp.(a)		28,628	466,637
PNM Resources, Inc.		323	13,650
Power Assets Holdings Ltd. (Hong Kong)		16,000	76,470
Power Grid Corp. of India Ltd. (India)		31,200	75,565
PPL Corp.		13,623	334,717
Public Service Enterprise Group, Inc.		1,168	72,007
Terna—Rete Elettrica Nazionale (Italy)		52,847	404,059

			4,620,791

ENERGY	0.1%
Tidewater Renewables Ltd. (Canada)(a)		10,437	55,393

ENVIRONMENTAL SERVICES	0.4%
Cleanaway Waste Management Ltd. (Australia)		75,224	106,889
Waste Connections, Inc.		576	74,582

			181,471

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023

		Shares	Value

GAS DISTRIBUTION	2.5%
ENN Energy Holdings Ltd. (H shares) (China)		21,500	$164,164
NiSource, Inc.		12,652	318,324
Osaka Gas Co. Ltd. (Japan)		5,400	101,249
Sempra		9,340	654,080

			1,237,817

GOLD	0.6%
Agnico Eagle Mines Ltd. (Canada)		6,143	288,113

MARINE PORTS	0.3%
Santos Brasil Participacoes SA (Brazil)		86,361	126,756

METALS & MINING	1.5%
Glencore PLC (GBP) (Australia)		90,089	476,483
Ivanhoe Electric, Inc.(a)		26,704	273,449

			749,932

MIDSTREAM	8.9%
Cheniere Energy, Inc.		4,952	824,112
DT Midstream, Inc.		1,264	68,218
Enbridge, Inc. (Canada)		18,792	602,211
Equitrans Midstream Corp.		17,082	151,517
Keyera Corp. (Canada)		9,414	218,930
Kinder Morgan, Inc.		16,797	272,112
ONEOK, Inc.		10,211	665,757
Pembina Pipeline Corp. (Canada)		3,286	101,133
Targa Resources Corp.		6,709	560,940
TC Energy Corp. (Canada)		26,371	908,224

			4,373,154

REAL ESTATE	23.6%
COMMUNICATIONS	5.5%
American Tower Corp.		7,389	1,316,646
Cellnex Telecom SA (Spain)(a)(b)		15,147	444,270
SBA Communications Corp.		4,353	908,166

			2,669,082

DATA CENTERS	1.9%
Digital Core REIT Management Pte. Ltd. (Singapore)		84,468	42,656
Digital Realty Trust, Inc.		5,321	661,720

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023

		Shares	Value

Equinix, Inc.		286	$208,677

			913,053

DIVERSIFIED	3.3%
Broadstone Net Lease, Inc.		6,314	89,343
CapitaLand Integrated Commercial Trust (Singapore)		49,900	64,145
CapitaLand Investment Ltd. (Singapore)		32,800	70,432
Charter Hall Group (Australia)		8,932	49,124
CK Asset Holdings Ltd. (Hong Kong)		11,000	54,963
Cofinimmo SA (Belgium)		427	26,521
Daiwa Securities Living Investments Corp. (Japan)		41	30,241
Ingenia Communities Group (Australia)		26,812	66,332
Japan Metropolitan Fund Invest (Japan)		76	48,887
Land Securities Group PLC (United Kingdom)		12,171	84,173
Link REIT (Hong Kong)		29,039	133,223
LXI REIT PLC (United Kingdom)		35,530	37,031
Merlin Properties Socimi SA (Spain)		7,171	59,639
Mitsubishi Estate Co. Ltd. (Japan)		8,800	111,121
Mitsui Fudosan Co. Ltd. (Japan)		7,700	164,947
Nomura Real Estate Holdings, Inc. (Japan)		4,200	97,120
PSP Swiss Property AG (Switzerland)		367	45,066
Stockland (Australia)		34,756	78,048
Sun Hung Kai Properties Ltd. (Hong Kong)		12,000	123,217
United Urban Investment Corp. (Japan)		74	74,403
Wharf Real Estate Investment Co. Ltd. (Hong Kong)		20,000	69,902
WP Carey, Inc.		884	47,427

			1,625,305

HEALTH CARE	1.7%
Aedifica SA (Belgium)		783	42,626
Healthcare Realty Trust, Inc.		4,476	64,231
HealthCo REIT (Australia)		39,732	34,655
Medical Properties Trust, Inc.		3,655	17,471
Parkway Life Real Estate Investment Trust (Singapore)		23,326	57,244
Welltower, Inc.		7,605	635,854

			852,081

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023

		Shares	Value

HOTEL	0.2%
Invincible Investment Corp. (Japan)		167	$64,012
Xenia Hotels & Resorts, Inc.		1,647	19,155

			83,167

INDUSTRIAL OFFICE	0.1%
Castellum AB (Sweden)		2,116	20,198
Dexus (Australia)		10,334	42,479
Sirius Real Estate Ltd. (Germany)		3,897	3,780

			66,457

INDUSTRIALS	3.0%
Americold Realty Trust, Inc.		8,595	225,361
ARGAN SA (France)		299	20,438
Catena AB (Sweden)		1,216	40,198
Daiwa House REIT Investment Corp. (Japan)		17	30,013
Dream Industrial Real Estate Investment Trust (Canada)		5,382	45,447
Goodman Group (Australia)		5,762	75,807
Mapletree Logistics Trust (Singapore)		40,200	43,161
Mitsui Fudosan Logistics Park, Inc. (Japan)		27	81,316
Nippon Prologis REIT, Inc. (Japan)		40	70,935
Prologis, Inc.		6,514	656,285
Segro PLC (United Kingdom)		9,999	86,628
Tritax Big Box REIT PLC (United Kingdom)		11,620	19,321
Warehouses De Pauw CVA (Belgium)		1,979	48,832

			1,443,742

OFFICE	0.4%
Daiwa Office Investment Corp. (Japan)		11	47,970
Highwoods Properties, Inc.		2,434	43,544
Kenedix Office Investment Corp. (Japan)		102	106,054

			197,568

RESIDENTIAL	3.6%
Advance Residence Investment Corp. (Japan)		22	47,679
Camden Property Trust		1,895	160,848
Canadian Apartment Properties REIT (Canada)		3,127	92,046
Essex Property Trust, Inc.		1,107	236,809
Grainger PLC (United Kingdom)		4,824	13,333

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023

		Shares	Value

Invitation Homes, Inc.		15,107	$448,527
LEG Immobilien SE (Germany)(a)		1,533	95,442
Mid-America Apartment Communities, Inc.		1,510	178,407
Sun Communities, Inc.		2,210	245,840
TAG Immobilien AG (Germany)(a)		4,031	43,868
UDR, Inc.		3,044	96,830
UNITE Group PLC (United Kingdom)		4,519	47,703
Vonovia SE (Germany)		2,690	61,764

			1,769,096

RETAIL	2.8%
Acadia Realty Trust		11,592	165,998
Eurocommercial Properties NV (Netherlands)		1,535	32,874
Frasers Centrepoint Trust (Singapore)		26,600	40,216
Kimco Realty Corp.		3,013	54,053
Klepierre SA (France)		5,310	128,664
NETSTREIT Corp.		4,559	64,966
Realty Income Corp.		5,393	255,520
RioCan Real Estate Investment Trust (Canada)		6,198	75,310
Simon Property Group, Inc.		4,216	463,296
Spirit Realty Capital, Inc.		2,308	83,065
Unibail-Rodamco-Westfield (France)(a)		380	18,761

			1,382,723

SELF STORAGE	0.7%
Big Yellow Group PLC (United Kingdom)		2,104	24,422
Extra Space Storage, Inc.		1,932	200,136
National Storage REIT (Australia)		27,427	34,797
Public Storage		322	76,865
Safestore Holdings PLC (United Kingdom)		3,102	25,770

			361,990

SPECIALTY	0.4%
Iron Mountain, Inc.		1,472	86,951
VICI Properties, Inc.		3,445	96,115

			183,066

TOTAL REAL ESTATE			11,547,330

TOLL ROADS	2.5%
Atlas Arteria Ltd. (Australia)(c)		30,954	104,265

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023

		Shares	Value

CCR SA (Brazil)		24,608	$58,472
Vinci SA (France)		8,727	964,773
Zhejiang Expressway Co. Ltd. (H Shares) (China)		120,000	90,323

			1,217,833

WATER	0.7%
Essential Utilities, Inc.		6,135	205,277
Severn Trent PLC (United Kingdom)		3,995	128,968

			334,245

TOTAL COMMON STOCK (Identified cost—$25,701,819)			25,354,059

PREFERRED SECURITIES—EXCHANGE-TRADED	6.4%
BANKING	2.5%
Bank of America Corp., 4.125%, Series PP(d)		10,502	166,352
Bank of America Corp., 4.25%, Series QQ(d)		6,154	100,064
Bank of America Corp., 4.375%, Series NN(d)		6,858	114,254
Bank of America Corp., 4.75%, Series SS(d)		5,066	90,530
Bank of America Corp., 5.375%, Series KK(d)		2,946	60,864
Bank of America Corp., 5.875%, Series HH(d)		4,944	107,532
Bank of America Corp., 6.00%, Series GG(d)		1,924	43,002
JPMorgan Chase & Co., 4.75%, Series GG(d)		1,472	28,012
Morgan Stanley, 4.25%, Series O(d)		3,727	61,160
Morgan Stanley, 6.50%, Series P(d)		1,688	41,626
Truist Financial Corp., 4.75%, Series R(d)		1,204	21,467
US Bancorp, 4.00%, Series M(d)		1,705	25,285
US Bancorp, 6.675% (3 Month USD Term SOFR + 1.282%, Floor 3.500%), Series A(d)(e)		68	50,312
Wells Fargo & Co., 4.25%, Series DD(d)		3,065	47,967
Wells Fargo & Co., 4.375%, Series CC(d)		3,786	61,295
Wells Fargo & Co., 4.70%, Series AA(d)		6,558	115,880
Wells Fargo & Co., 4.75%, Series Z(d)		5,129	91,296

			1,226,898

FINANCIAL SERVICES	0.4%
Apollo Global Management, Inc., 7.625% to 11/27/23, due 9/15/53(f)		4,507	117,903
Oaktree Capital Group LLC, 6.55%, Series B(d)		5,254	99,196

			217,099

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023

		Shares	Value

INSURANCE	1.7%
AEGON Funding Co. LLC, 5.10%, due 12/15/49 (Netherlands)		1,946	$36,254
Allstate Corp., 7.375%, Series J(d)		1,777	45,793
Arch Capital Group Ltd., 4.55%, Series G(d)		5,784	100,063
Arch Capital Group Ltd., 5.45%, Series F(d)		2,367	48,310
Athene Holding Ltd., 4.875%, Series D(d)		9,556	154,616
Athene Holding Ltd., 6.35% to 6/30/29, Series A(d)(f)		1,789	37,802
Athene Holding Ltd., 6.375% to 6/30/25, Series C(d)(f)		2,028	49,220
Athene Holding Ltd., 7.75% to 12/30/27, Series E(d)(f)		897	22,335
Axis Capital Holdings Ltd., 5.50%, Series E(d)		2,421	47,185
Brighthouse Financial, Inc., 5.375%, Series C(d)		2,513	39,052
Equitable Holdings, Inc., 4.30%, Series C(d)		869	12,514
Equitable Holdings, Inc., 5.25%, Series A(d)		3,284	59,211
Lincoln National Corp., 9.00%, Series D(d)		1,475	39,088
Reinsurance Group of America, Inc., 7.125% to 10/15/27, due 10/15/52(f)		2,112	53,856
RenaissanceRe Holdings Ltd., 4.20%, Series G (Bermuda)(d)		2,845	43,898
RenaissanceRe Holdings Ltd., 5.75%, Series F (Bermuda)(d)		2,297	49,454

			838,651

PIPELINES	0.5%
Enbridge, Inc., 6.704% to 6/1/28, Series 1 (Canada)(d)(f)		2,156	40,059
Energy Transfer LP, 7.60% to 5/15/24, Series E(d)(f)		7,167	177,168
TC Energy Corp., 3.351% to 11/30/25, Series 11 (Canada)(d)(f)		3,054	32,351

			249,578

REAL ESTATE	0.1%
Brookfield Property Partners LP, 5.75%, Series A(d)		4,462	43,728
Public Storage, 4.10%, Series S(d)		655	10,578

			54,306

TELECOMMUNICATIONS	0.2%
AT&T, Inc., 5.35%, due 11/1/66		1,919	40,203
AT&T, Inc., 5.625%, due 8/1/67		704	15,488
Telephone & Data Systems, Inc., 6.00%, Series VV(d)		462	5,937
U.S. Cellular Corp., 5.50%, due 6/1/70		796	11,637

			73,265

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023

		Shares	Value

UTILITIES	1.0%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(f)		3,707	$91,155
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)(d)		2,618	35,788
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)(d)		2,422	34,586
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)(d)		9,106	138,411
CMS Energy Corp., 5.625%, due 3/15/78		2,207	47,429
SCE Trust V, 5.45% to 3/15/26 (TruPS)(d)(f)		4,624	101,959
Southern Co., 4.95%, due 1/30/80, Series 2020		1,773	35,921

			485,249

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$3,649,264)			3,145,046

		Principal Amount
PREFERRED SECURITIES—OVER-THE-COUNTER	40.0%
BANKING	25.3%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)(d)(f)(g)(h)		$200,000	190,180
AIB Group PLC, 6.25% to 6/23/25 (Ireland)(d)(f)(g)(h)		200,000	201,578
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(d)(f)(g)		200,000	188,924
Banco de Sabadell SA, 9.375% to 8/17/28 (Spain)(d)(f)(g)(h)		200,000	208,151
Bank of America Corp., 4.375% to 1/27/27, Series RR(d)(f)		136,000	110,106
Bank of America Corp., 5.875% to 3/15/28, Series FF(d)(f)		98,000	84,500
Bank of America Corp., 6.10% to 3/17/25, Series AA(d)(f)		175,000	169,168
Bank of America Corp., 6.125% to 4/27/27, Series TT(d)(f)		138,000	130,095
Bank of America Corp., 6.25% to 9/5/24, Series X(d)(f)		66,000	65,032
Bank of America Corp., 6.30% to 3/10/26, Series DD(d)(f)		64,000	62,593
Bank of America Corp., 6.50% to 10/23/24, Series Z(d)(f)		84,000	83,108
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)(d)(f)(g)(h)		200,000	209,020
Bank of New York Mellon Corp., 3.75% to 12/20/26, Series I(d)(f)		20,000	15,530
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(d)(f)		75,000	68,627
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)(f)		200,000	196,149

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023

	Principal Amount		Value

Barclays Bank PLC, 6.278% to 12/15/34, Series 1 (United Kingdom)(d)(f)	$110,000		$102,786
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(d)(f)(g)	200,000		178,894
BNP Paribas SA, 4.625% to 1/12/27 (France)(b)(d)(f)(g)	200,000		158,211
BNP Paribas SA, 7.75% to 8/16/29 (France)(b)(d)(f)(g)	200,000		185,935
BNP Paribas SA, 8.50% to 8/14/28 (France)(b)(d)(f)(g)	200,000		192,138
BNP Paribas SA, 9.25% to 11/17/27 (France)(b)(d)(f)(g)	200,000		203,798
Charles Schwab Corp., 4.00% to 6/1/26, Series I(d)(f)	350,000		278,222
Charles Schwab Corp., 4.00% to 12/1/30, Series H(d)(f)	377,000		257,743
Charles Schwab Corp., 5.375% to 6/1/25, Series G(d)(f)	166,000		158,457
Citigroup, Inc., 3.875% to 2/18/26, Series X(d)(f)	356,000		299,366
Citigroup, Inc., 4.00% to 12/10/25, Series W(d)(f)	153,000		131,746
Citigroup, Inc., 5.00% to 9/12/24, Series U(d)(f)	79,000		74,964
Citigroup, Inc., 5.95% to 5/15/25, Series P(d)(f)	243,000		231,336
Citigroup, Inc., 6.25% to 8/15/26, Series T(d)(f)	66,000		62,123
Citigroup, Inc., 7.625% to 11/15/28(d)(f)	117,000		112,957
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(d)(f)	69,000		59,849
CoBank ACB, 6.45% to 10/1/27, Series K(d)(f)	130,000		121,087
Credit Agricole SA, 4.00% to 12/23/27 (France)(d)(f)(g)(h)	100,000		90,779
Credit Agricole SA, 7.25% to 9/23/28, Series EMTN (France)(d)(f)(g)(h)	100,000		104,663
Credit Suisse Group AG, 5.25% to 2/11/27, Claim (Switzerland)(a)(b)(d)(f)(g)(i)	200,000		21,000
Credit Suisse Group AG, 6.375% to 8/21/26, Claim (Switzerland)(a)(b)(d)(f)(g)(i)	200,000		21,000
Deutsche Bank AG, 10.00% to 12/01/27 (Germany)(d)(f)(g)(h)	200,000		211,806
DNB Bank ASA, 4.875% to 11/12/24 (Norway)(d)(f)(g)(h)	200,000		191,273
Dresdner Funding Trust I, 8.151%, due 6/30/31 (TruPS)(b)	100,000		104,812
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4(b)(d)(f)	175,000		165,375
First Horizon Bank, 6.518% (3 Month USD Term SOFR + 1.112%, Floor 3.75%)(b)(d)(e)	125	†	85,000
Goldman Sachs Capital I, 6.345%, due 2/15/34 (TruPS)	134,000		129,443
Goldman Sachs Group, Inc., 3.65% to 8/10/26, Series U(d)(f)	93,000		72,303
Goldman Sachs Group, Inc., 3.80% to 5/10/26, Series T(d)(f)	43,000		33,658
Goldman Sachs Group, Inc., 7.50% to 2/10/29, Series W(d)(f)	90,000		88,493

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023

	Principal Amount	Value

HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, Series 2 (United Kingdom)(b)(d)(f)	$165,000	$199,957
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)(d)(f)(g)	200,000	145,102
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(d)(f)(g)	200,000	188,812
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)(d)(f)(g)	200,000	196,750
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(d)(f)	106,000	79,366
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series F(d)(f)	60,000	46,959
ING Groep NV, 4.875% to 5/16/29 (Netherlands)(d)(f)(g)(h)	200,000	146,000
ING Groep NV, 5.75% to 11/16/26 (Netherlands)(d)(f)(g)	200,000	176,076
ING Groep NV, 6.50% to 4/16/25 (Netherlands)(d)(f)(g)	200,000	187,313
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(b)(d)(f)(g)	200,000	187,274
Intesa Sanpaolo SpA, 9.125% to 9/7/29 (Italy)(d)(f)(g)(h)	200,000	213,302
JPMorgan Chase & Co., 3.65% to 6/1/26, Series KK(d)(f)	150,000	130,496
JPMorgan Chase & Co., 4.60% to 2/1/25, Series HH(d)(f)	60,000	56,050
JPMorgan Chase & Co., 8.884% (3 Month USD Term SOFR + 3.512%), Series Q(d)(e)	55,000	55,184
KeyCorp Capital III, 7.75%, due 7/15/29 (TruPS)	150,000	133,423
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(d)(f)(g)	200,000	186,060
M&T Bank Corp., 3.50% to 9/1/26, Series I(d)(f)	18,000	12,082
M&T Bank Corp., 5.125% to 11/1/26, Series F(d)(f)	100,000	75,787
NatWest Group PLC, 6.00% to 12/29/25 (United Kingdom)(d)(f)(g)	200,000	183,722
NatWest Group PLC, 8.00% to 8/10/25 (United Kingdom)(d)(f)(g)	200,000	194,376
Nordea Bank Abp, 6.625% to 3/26/26 (Finland)(b)(d)(f)(g)	200,000	187,971
PNC Financial Services Group, Inc., 3.40% to 9/15/26, Series T(d)(f)	138,000	99,642
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(d)(f)	39,000	32,790
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(d)(f)	162,000	144,534
PNC Financial Services Group, Inc., 6.25% to 3/15/30, Series W(d)(f)	175,000	144,463

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023

		Principal Amount	Value

Regions Financial Corp., 5.75% to 6/15/25, Series D(d)(f)		$73,000	$67,145
Societe Generale SA, 8.00% to 9/29/25 (France)(b)(d)(f)(g)		200,000	196,021
Societe Generale SA, 9.375% to 11/22/27 (France)(b)(d)(f)(g)		200,000	193,575
Standard Chartered PLC, 4.75% to 1/14/31 (United Kingdom)(b)(d)(f)(g)		200,000	139,618
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(f)		200,000	196,712
Truist Financial Corp., 4.95% to 9/1/25, Series P(d)(f)		59,000	53,657
Truist Financial Corp., 5.10% to 3/1/30, Series Q(d)(f)		101,000	81,394
UBS Group AG, 4.375% to 2/10/31 (Switzerland)(b)(d)(f)(g)		200,000	139,351
UBS Group AG, 4.875% to 2/12/27 (Switzerland)(b)(d)(f)(g)		200,000	164,975
UBS Group AG, 5.125% to 7/29/26 (Switzerland)(d)(f)(g)(h)		200,000	178,442
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(d)(f)(g)(h)		200,000	189,077
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(d)(f)(g)(h)		200,000	194,500
US Bancorp, 3.70% to 1/15/27, Series N(d)(f)		53,000	37,340
US Bancorp, 5.30% to 4/15/27, Series J(d)(f)		120,000	94,457
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(d)(f)		705,000	611,083
Wells Fargo & Co., 5.875% to 6/15/25, Series U(d)(f)		69,000	67,210
Wells Fargo & Co., 7.625% to 9/15/28(d)(f)		270,000	271,025

			12,391,051

ENERGY	0.9%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(d)(f)		155,000	147,543
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)(d)(f)		330,000	288,303

			435,846

FINANCIAL SERVICES	0.7%
Aircastle Ltd., 5.25% to 6/15/26, Series A(b)(d)(f)		60,000	47,349
American Express Co., 3.55% to 9/15/26, Series D(d)(f)		173,000	136,237
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(b)(f)		165,000	123,706
Charles Schwab Corp., 5.00% to 6/1/27, Series K(d)(f)		31,000	24,561

			331,853

INSURANCE	4.5%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(f)		85,000	81,768
AXA SA, 6.379% to 12/14/36 (France)(b)(d)(f)		100,000	103,482

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023

		Principal Amount	Value

AXA SA, 8.60%, due 12/15/30 (France)		$42,000	$48,274
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(f)		55,000	43,542
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(f)		140,000	129,507
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(f)		145,000	115,827
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40(f)		130,000	114,920
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(d)(f)		85,000	77,678
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(b)(f)		93,000	64,873
Hartford Financial Services Group, Inc., 7.751% (3 Month USD Term SOFR + 2.387%), due 2/12/47, Series ICON(b)(e)		100,000	85,740
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51(b)(f)		81,000	64,448
Lincoln National Corp., 9.25% to 12/01/27, Series C(d)(f)		53,000	53,477
Markel Group, Inc., 6.00% to 6/1/25(d)(f)		55,000	53,243
MetLife Capital Trust IV, 7.875%, due 12/15/37 (TruPS)(b)		200,000	204,152
MetLife, Inc., 3.85% to 9/15/25, Series G(d)(f)		75,000	68,377
MetLife, Inc., 9.25%, due 4/8/38(b)		100,000	108,452
MetLife, Inc., 10.75%, due 8/1/39		62,000	78,365
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)(d)(f)(g)(h)		200,000	183,183
Prudential Financial, Inc., 5.125% to 11/28/31, due 3/1/52(f)		140,000	119,298
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(f)		150,000	134,479
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(f)		70,000	66,051
QBE Insurance Group Ltd., 5.875% to 5/12/25 (Australia)(b)(d)(f)		200,000	191,644

			2,190,780

PIPELINES	3.4%
Enbridge, Inc., 5.50% to 7/15/27, due 7/15/77, Series 2017-A (Canada)(f)		138,000	117,651
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(f)		180,000	150,257
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(f)		200,000	174,386
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(f)		80,000	70,207
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(f)		77,000	71,425
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(f)		83,000	74,446
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC (Canada)(f)		150,000	143,840

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023

		Principal Amount	Value

Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(f)		$160,000	$153,356
Energy Transfer LP, 6.50% to 11/15/26, Series H(d)(f)		90,000	81,736
Energy Transfer LP, 7.125% to 5/15/30, Series G(d)(f)		88,000	73,298
Enterprise Products Operating LLC, 8.619% (3 Month USD Term SOFR + 3.248%), due 8/16/77, Series D(e)		18,000	17,625
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(f)		273,000	217,323
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(f)		160,000	123,692
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)(f)		105,000	96,869
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(f)		115,000	103,295

			1,669,406

REAL ESTATE	1.1%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(b)(f)		400,000	359,590
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(b)(f)		200,000	165,150

			524,740

TELECOMMUNICATIONS	0.2%
Telefonica Europe BV, 6.135% to 2/3/30 (Spain)(d)(f)(h)		100,000	99,679

UTILITIES	3.9%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(f)		335,000	264,819
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62(f)		180,000	142,258
CMS Energy Corp., 3.75% to 9/1/30, due 12/1/50(f)		54,000	38,999
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(f)		91,000	75,575
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(d)(f)		247,000	202,207
Edison International, 5.00% to 12/15/26, Series B(d)(f)		135,000	120,482
Edison International, 5.375% to 3/15/26, Series A(d)(f)		153,000	137,497
Electricite de France SA, 9.125% to 3/15/33 (France)(b)(d)(f)		200,000	205,774
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(f)		148,000	139,740
Enel SpA, 6.625% to 4/16/31, Series EMTN (Italy)(d)(f)(h)		100,000	104,874
Sempra, 4.125% to 1/1/27, due 4/1/52(f)		160,000	123,438
Sempra, 4.875% to 10/15/25(d)(f)		140,000	131,091

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023

			Principal Amount	Value

Southern Co., 3.75% to 6/15/26, due 9/15/51, Series 21-A(f)			$173,000	$148,221
Southern Co., 4.00% to 10/15/25, due 1/15/51, Series B(f)			80,000	73,118

				1,908,093

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$21,286,318)				19,551,448

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$50,637,401)	98.2%			48,050,553
WRITTEN OPTION CONTRACTS (Premiums received—$10,101)	(0.0%	)		(3,869)
OTHER ASSETS IN EXCESS OF LIABILITIES	1.8			887,551

NET ASSETS	100.0%			$48,934,235

Over-the-Counter Option Contracts

Written Options

Description	Counterparty	Exercise Price ($)	Expiration Date	Number of Contracts	Notional Amount(j)	Premiums Received	Value
Call—Targa Resources Corp.	Goldman Sachs International	87.16	11/17/23	(1,282)	$(107,188)	$(2,319)	$(1,212)
Call—ONEOK, Inc.	Goldman Sachs International	67.84	11/17/23	(479)	(31,231)	(773)	(216)
Call—PPL Corp.	Goldman Sachs International	25.90	11/17/23	(1,564)	(38,427)	(799)	(109)
Call—Welltower, Inc.	Goldman Sachs International	88.04	11/17/23	(1,124)	(93,978)	(1,361)	(273)
Call—Sempra	Goldman Sachs International	73.76	11/17/23	(1,384)	(96,922)	(2,081)	(325)
Call—Medical Properties Trust, Inc.	Goldman Sachs International	8.15	11/17/23	(938)	(4,484)	(96)	(3)
Call—Cheniere Energy, Inc.	Goldman Sachs International	170.20	11/17/23	(742)	(123,484)	(2,672)	(1,731)
				(7,513)	$(495,714)	$(10,101)	$(3,869)

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023

Over-the-Counter Total Return Swap Contracts

Counterparty	Notional Amount	Fixed Payable Rate	Fixed Payment Frequency	Underlying Reference Entity	Position	Maturity Date	Value	Premiums Paid	Unrealized Appreciation (Depreciation)
BNP Paribas	$202,678	0.25%	Monthly	BNPXCHY5 Index(k)	Short	5/15/24	$1,417	$—	$1,417
BNP Paribas	EUR 203,361	0.30%	Monthly	BNPXCEX5 Index(l)	Short	5/15/24	127	—	127
							$1,544	$—	$1,544

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	45,230	USD	33,421	11/2/23	$804
Brown Brothers Harriman	EUR	182,578	USD	192,505	11/2/23	(680)
Brown Brothers Harriman	EUR	1,728,502	USD	1,831,676	11/2/23	2,748
Brown Brothers Harriman	USD	32,577	CAD	45,230	11/2/23	39
Brown Brothers Harriman	USD	1,835,905	EUR	1,736,721	11/2/23	1,720
Brown Brothers Harriman	USD	182,648	EUR	174,359	11/2/23	1,841
Brown Brothers Harriman	CAD	44,619	USD	32,149	12/4/23	(42)
Brown Brothers Harriman	EUR	1,749,264	USD	1,851,386	12/4/23	(1,881)
						$ 4,549

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
EMTN	Euro Medium Term Note
EUR	Euro Currency
GBP	British Pound
ICON	Indexed Currency Option Note
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2023

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	Non-income producing security.
(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $4,714,641 which represents 9.6% of the net assets of the Fund, of which 0.3% are illiquid.

(c)	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(d)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(e)	Variable rate. Rate shown is in effect at October 31, 2023.
(f)	Security converts to floating rate after the indicated fixed–rate coupon period.
(g)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $6,328,850 or 12.9% of the net assets of the Fund.

(h)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $2,716,507 which represents 5.6% of the net assets of the Fund, of which 0.0% are illiquid.

(i)	Security is in default.
(j)	Represents number of contracts multiplied by notional contract size multiplied by the underlying price.
(k)	The index intends to track the performance of the CDX.NA HY.
(l)	The index intends to track the performance of the iTraxx Crossover CDS.

Country Summary	% of Net Assets
United States	54.4
Canada	10.5
United Kingdom	7.4
France	5.8
Australia	3.7
Spain	2.4
Japan	2.4
Switzerland	1.9
Italy	1.9
Netherlands	1.2
Hong Kong	0.9
Germany	0.9
Ireland	0.8
Singapore	0.6
China	0.5
Mexico	0.5
Other (includes short-term investments)	4.2

100.0

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

ASSETS:
Investments in securities, at value (Identified cost—$50,637,401)	$48,050,553
Cash collateral pledged for listed option contracts	35,000
Foreign currency, at value (Identified cost—$536,964)	534,981
Receivable for:
Investment securities sold	560,595
Dividends and interest	357,389
Fund shares sold	161,336
Total return swap contracts, at value	1,544
Unrealized appreciation on forward foreign currency exchange contracts	7,152
Other assets	720

Total Assets	49,709,270

LIABILITIES:
Written option contracts, at value (Premiums received—$10,101)	3,869
Unrealized depreciation on forward foreign currency exchange contracts	2,603
Due to custodian	62,429
Payable for:
Investment securities purchased	288,501
Fund shares redeemed	178,067
Dividends and distributions declared	22,340
Investment advisory fees	19,195
Shareholder servicing fees	10,845
Administration fees	871
Directors’ fees	269
Distribution fees	255
Other liabilities	185,791

Total Liabilities	775,035

NET ASSETS	$48,934,235

NET ASSETS consist of:
Paid-in capital	$64,615,684
Total distributable earnings/(accumulated loss)	(15,681,449)

$48,934,235

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

October 31, 2023

CLASS A SHARES:
NET ASSETS	$9,759,507
Shares issued and outstanding ($0.001 par value common stock outstanding)	998,096

Net asset value and redemption price per share	$9.78

Maximum offering price per share ($9.78 ÷ 0.955)(a)	$10.24

CLASS C SHARES:
NET ASSETS	$2,894,000
Shares issued and outstanding ($0.001 par value common stock outstanding)	298,531

Net asset value and offering price per share(b)	$9.69

CLASS I SHARES:
NET ASSETS	$36,169,545
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,687,934

Net asset value, offering and redemption price per share	$9.81

CLASS R SHARES:
NET ASSETS	$90,433
Shares issued and outstanding ($0.001 par value common stock outstanding)	9,231

Net asset value, offering and redemption price per share	$9.80

CLASS Z SHARES:
NET ASSETS	$20,750
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,115

Net asset value, offering and redemption price per share	$9.81

(a)	On investments of $100,000 or more, the offering price is reduced.
(b)	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2023

Investment Income:
Dividend income (net of $65,037 of foreign withholding tax)	$1,627,387
Interest income	1,517,553

Total Investment Income	3,144,940

Expenses:
Investment advisory fees	434,775
Distribution fees—Class A	29,907
Distribution fees—Class C	27,658
Distribution fees—Class R	473
Shareholder servicing fees—Class A	11,963
Shareholder servicing fees—Class C	9,219
Shareholder servicing fees—Class I	33,265
Professional fees	137,654
Registration and filing fees	87,190
Administration fees	79,394
Custodian fees and expenses	46,950
Shareholder reporting expenses	26,991
Transfer agent fees and expenses	8,734
Directors’ fees and expenses	3,023
Miscellaneous	18,495

Total Expenses	955,691
Reduction of Expenses (See Note 2)	(472,750)

Net Expenses	482,941

Net Investment Income (Loss)	2,661,999

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities (net of $23 of foreign capital gains tax)	(4,738,828)
Capital gain distributions from other investment companies	19,788
Written option contracts	191,776
Total return swap contracts	(7,101)
Forward foreign currency exchange contracts	(29,491)
Foreign currency transactions	(12,187)

Net realized gain (loss)	(4,576,043)

Net change in unrealized appreciation (depreciation) on:
Investments in securities (net of increase in accrued foreign capital gains tax of $530)	3,228,982
Written option contracts	(36,673)
Total return swap contracts	1,544
Forward foreign currency exchange contracts	29,577
Foreign currency translations	21

Net change in unrealized appreciation (depreciation)	3,223,451

Net Realized and Unrealized Gain (Loss)	(1,352,592)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,309,407

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Change in Net Assets:
From Operations:
Net investment income (loss)	$2,661,999	$2,300,174
Net realized gain (loss)	(4,576,043)	281,411
Net change in unrealized appreciation (depreciation)	3,223,451	(12,398,110)

Net increase (decrease) in net assets resulting from operations	1,309,407	(9,816,525)

Distributions to Shareholders:
Class A	(473,213)	(443,951)
Class C	(122,040)	(111,023)
Class I	(1,982,158)	(1,872,017)
Class R	(3,656)	(2,871)
Class Z	(1,333)	(2,499)
Tax Return of Capital to Shareholders:
Class A	(86,130)	(95,167)
Class C	(26,722)	(30,295)
Class I	(332,184)	(358,696)
Class R	(681)	(644)
Class Z	(227)	(483)

Total distributions	(3,028,344)	(2,917,646)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(15,588,299)	791,846

Total increase (decrease) in net assets	(17,307,236)	(11,942,325)
Net Assets:
Beginning of year	66,241,471	78,183,796

End of year	$48,934,235	$66,241,471

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended October 31,				For the Period March 1, 2019 through October 31, 2019(a)		For the Year Ended February 28, 2019
Per Share Operating Data:	2023	2022	2021	2020
Net asset value, beginning of period	$10.21	$12.15	$9.54	$11.85	$13.33		$15.16

Income (loss) from investment operations:

Net investment income (loss)(b)	0.43	0.33	0.28	0.29	0.17		0.17

Net realized and unrealized gain (loss)	(0.36)	(1.85)	2.82	(2.02)	0.59		0.15

Total from investment operations	0.07	(1.52)	3.10	(1.73)	0.76		0.32

Less dividends and distributions to shareholders from:

Net investment income	(0.42)	(0.35)	(0.36)	(0.38)	(0.23)		(0.17)

Net realized gain	—	—	—	—	(2.01)		(1.98)

Tax return of capital	(0.08)	(0.07)	(0.13)	(0.20)	—		—

Total dividends and distributions to shareholders	(0.50)	(0.42)	(0.49)	(0.58)	(2.24)		(2.15)

Net increase (decrease) in net asset value	(0.43)	(1.94)	2.61	(2.31)	(1.48)		(1.83)

Net asset value, end of period	$9.78	$10.21	$12.15	$9.54	$11.85		$13.33

Total return(c)(d)	0.43%	-12.78%	32.91%	-14.74%	5.90	%(e)	2.59%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$9.8	$12.4	$16.2	$16.2	$21.1		$19.8

Ratios to average daily net assets:

Expenses (before expense reduction)	1.71%	1.72%	1.66%	1.67%	1.79	%(f)	1.40%

Expenses (net of expense reduction)	1.00%	1.00%	1.00%	1.00%	1.00	%(f)	1.00%

Net investment income (loss) (before expense reduction)	3.36%	2.12%	1.74%	2.15%	1.27	%(f)	0.80%

Net investment income (loss) (net of expense reduction)	4.07%	2.84%	2.40%	2.82%	2.06	%(f)	1.20%

Portfolio turnover rate	89%	83%	138%	143%	178	%(e)	158%

(a)	The Fund has changed its fiscal year end from February 28 to October 31.
(b)	Calculation based on average shares outstanding.
(c)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(d)	Does not reflect sales charges, which would reduce return.
(e)	Not annualized.
(f)	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non–recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended October 31,				For the Period March 1, 2019 through October 31, 2019(a)		For the Year Ended February 28, 2019
Per Share Operating Data:	2023	2022	2021	2020
Net asset value, beginning of period	$10.13	$12.05	$9.47	$11.76	$13.22		$15.04

Income (loss) from investment operations:

Net investment income (loss)(b)	0.35	0.25	0.20	0.23	0.11		0.07

Net realized and unrealized gain (loss)	(0.36)	(1.82)	2.79	(2.01)	0.59		0.15

Total from investment operations	(0.01)	(1.57)	2.99	(1.78)	0.70		0.22

Less dividends and distributions to shareholders from:

Net Investment Income	(0.35)	(0.28)	(0.28)	(0.31)	(0.15)		(0.06)

Net realized gain	—	—	—	—	(2.01)		(1.98)

Tax return of capital	(0.08)	(0.07)	(0.13)	(0.20)	—		—

Total dividends and distributions to shareholders	(0.43)	(0.35)	(0.41)	(0.51)	(2.16)		(2.04)

Net increase (decrease) in net asset value	(0.44)	(1.92)	2.58	(2.29)	(1.46)		(1.82)

Net asset value, end of period	$9.69	$10.13	$12.05	$9.47	$11.76		$13.22

Total return(c)(d)	-0.32%	-13.29%	31.96%	-15.25%	5.39	%(e)	1.95%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2.9	$3.8	$5.1	$5.6	$6.6		$12.6

Ratios to average daily net assets:

Expenses (before expense reduction)	2.36%	2.37%	2.31%	2.32%	2.44	%(f)	2.05%

Expenses (net of expense reduction)	1.65%	1.65%	1.65%	1.65%	1.65	%(f)	1.65%

Net investment income (loss) (before expense reduction)	2.68%	1.46%	1.10%	1.52%	0.52	%(f)	0.13%

Net investment income (loss) (net of expense reduction)	3.39%	2.18%	1.76%	2.19%	1.31	%(f)	0.53%

Portfolio turnover rate	89%	83%	138%	143%	178	%(e)	158%

(a)	The Fund has changed its fiscal year end from February 28 to October 31.
(b)	Calculation based on average shares outstanding.
(c)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(d)	Does not reflect sales charges, which would reduce return.
(e)	Not annualized.
(f)	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non–recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended October 31,				For the Period March 1, 2019 through October 31, 2019(a)		For the Year Ended February 28, 2019
Per Share Operating Data:	2023	2022	2021	2020
Net asset value, beginning of period	$10.25	$12.18	$9.57	$11.88	$13.36		$15.19

Income (loss) from investment operations:
Net investment income (loss)(b)	0.47	0.37	0.31	0.33	0.20		0.22

Net realized and unrealized gain (loss)	(0.38)	(1.84)	2.83	(2.02)	0.60		0.15

Total from investment operations	0.09	(1.47)	3.14	(1.69)	0.80		0.37

Less dividends and distributions to shareholders from:

Net investment income	(0.45)	(0.39)	(0.40)	(0.42)	(0.27)		(0.22)

Net realized gain	—	—	—	—	(2.01)		(1.98)

Tax return of capital	(0.08)	(0.07)	(0.13)	(0.20)	—		—

Total dividends and distributions to shareholders	(0.53)	(0.46)	(0.53)	(0.62)	(2.28)		(2.20)

Net increase (decrease) in net asset value	(0.44)	(1.93)	2.61	(2.31)	(1.48)		(1.83)

Net asset value, end of period	$9.81	$10.25	$12.18	$9.57	$11.88		$13.36

Total return(c)	0.69%	-12.35%	33.27%	-14.41%	6.18	%(d)	2.96%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$36.2	$49.8	$56.7	$47.6	$40.2		$28.0

Ratios to average daily net assets:

Expenses (before expense reduction)	1.43%	1.44%	1.38%	1.38%	1.51	%(e)	1.09%

Expenses (net of expense reduction)	0.65%	0.65%	0.65%	0.65%	0.65	%(e)	0.65%

Net investment income (loss) (before expense reduction)	3.63%	2.41%	1.99%	2.47%	1.64	%(e)	1.09%

Net investment income (loss) (net of expense reduction)	4.41%	3.20%	2.72%	3.20%	2.50	%(e)	1.53%

Portfolio turnover rate	89%	83%	138%	143%	178	%(d)	158%

(a)	The Fund has changed its fiscal year end from February 28 to October 31.
(b)	Calculation based on average shares outstanding.
(c)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(d)	Not annualized.
(e)	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non–recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended October 31,				For the Period March 1, 2019 through October 31, 2019(a)		For the Year Ended February 28, 2019
Per Share Operating Data:	2023	2022	2021	2020
Net asset value, beginning of period	$10.23	$12.17	$9.56	$11.87	$13.34		$15.17

Income (loss) from investment operations:

Net investment income (loss)(b)	0.41	0.31	0.26	0.28	0.16		0.15

Net realized and unrealized gain (loss)	(0.36)	(1.85)	2.82	(2.02)	0.59		0.14

Total from investment operations	0.05	(1.54)	3.08	(1.74)	0.75		0.29

Less dividends and distributions to shareholders from:

Net Investment Income	(0.40)	(0.33)	(0.34)	(0.37)	(0.21)		(0.14)

Net realized gain	—	—	—	—	(2.01)		(1.98)

Tax return of capital	(0.08)	(0.07)	(0.13)	(0.20)	—		—

Total dividends and distributions to shareholders	(0.48)	(0.40)	(0.47)	(0.57)	(2.22)		(2.12)

Net increase (decrease) in net asset value	(0.43)	(1.94)	2.61	(2.31)	(1.47)		(1.83)

Net asset value, end of period	$9.80	$10.23	$12.17	$9.56	$11.87		$13.34

Total return(c)	0.29%	-12.89%	32.64%	-14.85%	5.81	%(d)	2.43%

Ratios/Supplemental Data
Net assets, end of period (in 000s)	$90.4	$90.5	$104.1	$78.7	$82.9		$96.9

Ratios to average daily net assets:

Expenses (before expense reduction)	1.86%	1.87%	1.81%	1.82%	1.94	%(e)	1.55%

Expenses (net of expense reduction)	1.15%	1.15%	1.15%	1.15%	1.15	%(e)	1.15%

Net investment income (loss) (before expense reduction)	3.23%	1.97%	1.56%	2.00%	1.11	%(e)	0.67%

Net investment income (loss) (net of expense reduction)	3.94%	2.69%	2.22%	2.67%	1.90	%(e)	1.07%

Portfolio turnover rate	89%	83%	138%	143%	178	%(d)	158%

(a)	The Fund has changed its fiscal year end from February 28 to October 31.
(b)	Calculation based on average shares outstanding.
(c)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(d)	Not annualized.
(e)	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non–recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended October 31,				For the Period March 1, 2019 through October 31, 2019(a)		For the Year Ended February 28, 2019
Per Share Operating Data:	2023	2022	2021	2020
Net asset value, beginning of period	$10.25	$12.18	$9.57	$11.88	$13.36		$15.19

Income (loss) from investment operations:
Net investment income (loss)(b)	0.47	0.37	0.28	0.41	0.20		0.22

Net realized and unrealized gain (loss)	(0.38)	(1.84)	2.86	(2.10)	0.60		0.15

Total from investment operations	0.09	(1.47)	3.14	(1.69)	0.80		0.37

Less dividends and distributions to shareholders from:

Net investment income	(0.45)	(0.39)	(0.40)	(0.42)	(0.27)		(0.22)

Net realized gain	—	—	—	—	(2.01)		(1.98)

Tax return of capital	(0.08)	(0.07)	(0.13)	(0.20)	—		—

Total dividends and distributions to shareholders	(0.53)	(0.46)	(0.53)	(0.62)	(2.28)		(2.20)

Net increase (decrease) in net asset value	(0.44)	(1.93)	2.61	(2.31)	(1.48)		(1.83)

Net asset value, end of period	$9.81	$10.25	$12.18	$9.57	$11.88		$13.36

Total return(c)	0.69%	-12.35%	33.27%	-14.41%	6.17	%(d)	2.96%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$20.8	$37.0	$96.3	$21.2	$7.2		$8.1

Ratios to average daily net assets:

Expenses (before expense reduction)	1.36%	1.37%	1.31%	1.32%	1.44	%(e)	1.05%

Expenses (net of expense reduction)	0.65%	0.65%	0.65%	0.65%	0.65	%(e)	0.65%

Net investment income (loss) (before expense reduction)	3.76%	2.43%	1.88%	3.25%	1.62	%(e)	1.14%

Net investment income (loss) (net of expense reduction)	4.47%	3.15%	2.54%	3.92%	2.41	%(e)	1.54%

Portfolio turnover rate	89%	83%	138%	143%	178	%(d)	158%

(a)	The Fund has changed its fiscal year end from February 28 to October 31.
(b)	Calculation based on average shares outstanding.
(c)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(d)	Not annualized.
(e)	Ratios for periods less than one year are annualized. Certain professional, shareholder reporting and non–recurring expenses incurred by the Fund are not annualized for periods less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Alternative Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 8, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The investment objectives of the Fund are to seek a high level of current income and capital appreciation. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares are currently not available for purchase.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options and total return swaps are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$25,354,059	$—	$—	$25,354,059
Preferred Securities— Exchange-Traded	3,145,046	—	—	3,145,046
Preferred Securities—Over-the-Counter	—	19,551,448	—	19,551,448

Total Investments in Securities(a)	$28,499,105	$19,551,448	$—	$48,050,553

Forward Foreign Currency Exchange Contracts	$—	$7,152	$—	$7,152
Over-the-Counter Total Return Swap Contracts	—	1,544	—	1,544

Total Derivative Assets(a)	$—	$8,696	$—	$8,696

Forward Foreign Currency Exchange Contracts	$—	$(2,603)	$—	$(2,603)
Written Option Contracts	—	(3,869)	—	(3,869)

Total Derivative Liabilities(a)	$—	$(6,472)	$—	$(6,472)

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the Code), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in securities.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Over-the-Counter Total Return Swap Contracts: In a total return swap, one party receives a periodic payment equal to the total return of a specified security, basket of securities, index, or other reference asset for a specified period of time. In return, the other party receives a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses in the Statement of Operations. The Fund bears the risk of loss in the event of nonperformance by the swap counterparty. Risks may also arise from unanticipated movements in the value of exchange rates, interest rates, securities, index, or other reference asset.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Interest Rate Swaption Contracts: The Fund may write or purchase interest rate swaptions, which are options to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises the swaption. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

At October 31, 2023, the Fund did not have any swaption contracts outstanding.

Binary Option Contracts: The Fund may write or purchase binary options, which are options in which the payout depends on whether the price of a particular asset will rise above or fall below a specified level. When the binary option expires the buyer receives either a pre-determined amount of cash or nothing at all.

At October 31, 2023, the Fund did not have any binary option contracts outstanding.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended October 31, 2023, a portion of the dividends have been reclassified to distributions from tax return of capital.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of October 31, 2023, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund.

For the year ended October 31, 2023, and through June 30, 2025, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.00% for Class A shares, 1.65% for Class C shares, 0.65% for Class I shares, 1.15% for Class R shares and 0.65% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Board of Directors of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the year ended October 31, 2023, fees waived and/or expenses reimbursed totaled $472,750.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. For the year ended October 31, 2023, the Fund incurred $12,422 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended October 31, 2023, the Fund has been advised that the distributor received $170, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $391 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $436 for the year ended October 31, 2023.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2023, totaled $53,841,221 and $69,621,046, respectively.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Derivative Investments

The following tables present the value of derivatives held at October 31, 2023 and the effect of derivatives held during the year ended October 31, 2023, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written Option Contracts—Over-the-Counter	—	$—	Written option contracts, at value	$3,869

Credit Risk:
Total Return Swap Contracts—Over-the-Counter	Total return swap contracts, at value	1,544	—	—

Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(a)	Unrealized appreciation	7,152	Unrealized depreciation	2,603

(a)	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	$188,686	$(34,006)

Credit Risk:
Total Return Swap Contracts	Net Realized and Unrealized Gain (Loss)	(7,101)	1,544

Foreign Currency Exchange Risk:
Purchased Option Contracts(a)	Net Realized and Unrealized Gain (Loss)	(5,564)	(991)
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	(29,491)	29,577

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)

Interest Rate Risk:
Purchased Option Contracts(a)	Net Realized and Unrealized Gain (Loss)	$(17,612)	$8,461
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	3,090	(2,667)

(a)	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

At October 31, 2023, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Equity Risk:
Written Option Contracts—Over-the-Counter	$—	$3,869

Credit Risk:
Total Return Swap Contracts—Over-the-Counter	1,544	—

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received and pledged by the Fund, if any, as of October 31, 2023:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(a)	Net Amount of Derivative Asset(b)
BNP Paribas	$1,544	$—	$—	$1,544

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Goldman Sachs International	$3,869	$—	$—	$3,869

(a)	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
(b)	Net amount represents the net receivable from the counterparty or net payable due to the counterparty in the event of default.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following summarizes the volume of the Fund’s option contracts, total return swap contracts and forward foreign currency exchange contracts activity for the year ended October 31, 2023:

	Purchased Option Contracts(a)(b)	Written Option Contracts(a)(b)	Total Return Swap Contracts(a)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$632,000	$2,759,875	$362,090	$1,783,410

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts and total return swap contracts outstanding at month end. For the period, this represents one month for purchased option contracts and seven months for total return swap contracts.

(b)

Notional amount for swaption contracts represents the notional amount of the underlying swap contract. Notional amount for all other option contracts is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended October 31,
	2023	2022
Ordinary income	$2,582,400	$2,432,361
Tax return of capital	445,944	485,285

Total dividends and distributions	$3,028,344	$2,917,646

As of October 31, 2023, the tax basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$51,858,869

Gross unrealized appreciation on investments	$1,386,699
Gross unrealized depreciation on investments	(5,189,896)

Net unrealized appreciation (depreciation) on investments	$(3,803,197)

As of October 31, 2023, the Fund has a net capital loss carryforward of $11,855,912 which may be used to offset future capital gains. These losses are a short-term capital loss carryforward of $5,139,173 and long-term capital loss carryforward of $6,716,739, which under current federal income tax rules, may offset capital gains recognized in any future period.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of October 31, 2023, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, certain fixed income securities and unrealized gains on passive foreign investment companies and permanent book/tax differences primarily attributable to certain fixed income securities. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $227,914 and total distributable earnings/(accumulated loss) was charged $227,914. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 400 million shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 50 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 150 million of Class I capital stock, 50 million of Class R capital stock and 50 million of Class Z capital stock. Class F shares are currently not available for purchase. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class A:
Sold	153,968	$1,618,329	110,393	$1,299,998
Issued as reinvestment of dividends and distributions	34,105	357,534	31,093	352,022
Redeemed	(408,483)	(4,273,161)	(254,867)	(2,918,443)

Net increase (decrease)	(220,410)	$(2,297,298)	(113,381)	$(1,266,423)

Class C:
Sold	97,329	$1,019,751	60,719	$715,050
Issued as reinvestment of dividends and distributions	14,205	147,789	12,474	140,172
Redeemed	(190,004)	(2,009,468)	(121,348)	(1,373,929)

Net increase (decrease)	(78,470)	$(841,928)	(48,155)	$(518,707)

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NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended October 31, 2023		For the Year Ended October 31, 2022
	Shares	Amount	Shares	Amount

Class I:
Sold	661,157	$7,000,591	977,049	$11,379,884
Issued as reinvestment of dividends and distributions	214,556	2,257,043	192,515	2,182,908
Redeemed	(2,053,258)	(21,695,116)	(956,676)	(10,939,710)

Net increase (decrease)	(1,177,545)	$(12,437,482)	212,888	$2,623,082

Class R:
Sold	1	$—	—	$—
Issued as reinvestment of dividends and distributions	386	4,047	289	3,271
Redeemed	—	—	—	—

Net increase (decrease)	387	$4,047	289	$3,271

Class Z:
Sold	1	$17	8	$95
Issued as reinvestment of dividends and distributions	117	1,238	235	2,703
Redeemed	(1,617)	(16,893)	(4,533)	(52,175)

Net increase (decrease)	(1,499)	$(15,638)	(4,290)	$(49,377)

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies

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NOTES TO FINANCIAL STATEMENTS—(Continued)

with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security (potentially to zero) under such circumstances. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. Notwithstanding these risks, the Fund intends to continue to invest in CoCos issued by Swiss companies and by companies in other jurisdictions. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below-investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Below-Investment-Grade Securities Risk: Below investment grade securities generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. It is reasonable to expect that any adverse economic condition could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the Fund to meet redemption requests within required time periods. In order to meet such redemption requests, the Fund may be forced to sell securities at inopportune times or prices.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

MLP Investment Risk: An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. MLPs may have additional expenses, as some MLPs pay incentive distribution fees to their general partners. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

MLPs may have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes which presents unique investment risks. MLPs and other small capitalization companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other small capitalization companies

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NOTES TO FINANCIAL STATEMENTS—(Continued)

may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. MLPs and other smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. The value of MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If MLPs were subject to U.S. federal income taxation as a corporation, the MLPs would be required to pay U.S. federal income tax on their taxable income which would have the effect of reducing the amount of cash available for distribution to the MLP unitholders. This would also cause any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. As a result, after-tax returns could be reduced, which could cause a decline in the value of MLPs.

Energy Sector Risk: The Fund is subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. Recent uncertainty in the energy markets has had an adverse effect on energy related securities, including MLPs, and it is unclear when these markets may stabilize. In addition, there are several specific risks associated with investments in the energy sector, including the following: Commodity Price Risk, Depletion Risk, Supply and Demand Risk, Regulatory Risk, Acquisition Risk, Weather Risks, Exploration Risk, Catastrophic Event Risk, Interest Rate Transaction Risk, Affiliated Party Risk and Limited Partner Risk and Risks of Subordinated MLP Units. MLPs which invest in the energy industry may be highly volatile due to significant fluctuation in the prices of energy commodities as well as political and regulatory developments.

Interest Rate Risk to MLPs and Related Companies: Rising interest rates could increase the cost of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. These risks may be greater in the current market environment because certain interest rates are at historically low levels.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on

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NOTES TO FINANCIAL STATEMENTS—(Continued)

reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Natural Resources Risk: The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Renewable Companies Risk: Renewable companies may be subject to a variety of factors that may adversely affect their business or operations, including costs and losses associated with environmental and other regulations and enforcement policies or changes thereto, obsolescence of its existing offerings, the effects of economic slowdown, short production cycles, increased competition from other providers of services, the effects of energy conservation policies and other factors.

Because many renewable companies may be concentrated in a particular industry or industry sector (for example, the energy sector), they are subject to risks associated with such industry or sector. Renewable energy companies may be more volatile than companies operating in more established industries. Renewable energy companies and other companies operating in the renewable energy group of industries are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; the success of research or exploration projects, changes in governmental or environmental regulation; reduced availability of renewable energy sources or other commodities for transporting, processing, storing or delivering resources; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain clean energy assets. Additionally, the industry also can be significantly affected by the supply of and demand for specific products or services, including the supply of and demand and price of traditional energy sources (e.g., oil and gas).

Digital Infrastructure Companies Risk: Digital Infrastructure Companies are affected by supply and demand factors, such as changes in demand for communications infrastructure, consolidation of tower sites, and new technologies. Digital Infrastructure Companies are particularly affected by changes in demand for wireless infrastructure and wireless connectivity. Such demand is affected by numerous factors including, but not limited to, consumer demand for wireless connectivity; availability or capacity

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NOTES TO FINANCIAL STATEMENTS—(Continued)

of wireless infrastructure or associated land interests; location of wireless infrastructure; financial condition of customers; increased use of network sharing, roaming, joint development, or resale agreements by customers; mergers or consolidations by and among customers; governmental regulations, including local or state restrictions on the proliferation of wireless infrastructure; and technological changes, including obsolescence of its offerings or decommissioning of certain existing wireless networks. Digital Infrastructure Companies are subject to risks relating to disruption of service caused by, among others, hardware, software or internal system failures or malfunctions, security breaches, interruptions or delays in service by third-parties on which they rely, natural disasters, supplier outages, or power surges. Such disruptions can lead to significant downtime, data loss, reputational harm and associated expenses and losses from which such company may not be able to recover. Digital Infrastructure Companies may be subject to other risks including, but not limited to, water supply and climate risk and data security risk. The digital infrastructure industry is rapidly growing, highly competitive and requires Digital Infrastructure Companies to invest significant amounts of research, software and product development. Such investments may not generate returns and may cause such company to incur significant losses. Companies may experience significant fluctuations in operating results and growth rates, which could result in significant gains and losses for such company and its securities to which the Fund has exposure. In addition, the impact of existing or future rules, regulations, taxes, and governmental or political actions relating to the collecting, moving, storing or processing of personal or sensitive data or payments has the potential to be financially impactful, and, to the extent that a Digital Infrastructure Company to which the Fund has exposure, becomes more extensively regulated there could be negative impacts to such company and the Fund. Banking regulation, consumer protection laws, anti-money laundering and/or other changes in regulation may negatively affect certain Digital Infrastructure Companies.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics or pandemics, such as that caused by COVID-19, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. COVID-19 and efforts to contain its spread may also exacerbate other pre-existing political, social, economic, market and financial risks. In addition, the U.S. government and other central banks across

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID-19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The U.S. federal government ended the COVID-19 public emergency declaration on May 11, 2023; however, the effects of the COVID-19 pandemic are expected to continue and the risk that new variants of COVID-19 may emerge remains. Therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on the UK, European and broader global economies, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. Ongoing conflicts in the Middle East could have similar negative impacts. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. Furthermore, in March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules, related requirements and amendments to modernize

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NOTES TO FINANCIAL STATEMENTS—(Continued)

reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition to Rule 18f-4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Pronouncement

In January 2021, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2021-01 (ASU 2021-01), “Reference Rate Reform (Topic 848)”. Additionally, in December 2022, the FASB issued Accounting Standards Update No. 2022-06 (ASU 2022-06), “Reference Rate Reform (Topic 848)”. ASU 2022-06 and ASU 2021-01 are updates to ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, and the reference rate reform initiatives that regulators have undertaken to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The ASU 2022-06 update extends the period of time preparers can use the reference rate reform relief guidance by two years. ASU 2022-06 defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management has concluded that ASU 2021-01 or ASU 2022-06 did not have a material impact on the financial statements.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after October 31, 2023 through the date that the financial statements were issued, and, except as noted below, has determined that no additional disclosure in the financial statements is required.

At the Board of Directors meeting held on December 12, 2023, the Directors approved the liquidation and dissolution of the Fund. The Fund has fixed the close of business on February 26, 2024 as the effective date for determining the shareholders of the Fund that will be entitled to receive any liquidating distribution. It is anticipated that the Fund will be liquidated on or about February 26, 2024.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Alternative Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Alternative Income Fund, Inc. (the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2023, the period March 1, 2019 through October 31, 2019 and the year ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023, the period March 1, 2019 through October 31, 2019 and the year ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 20, 2023

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

(The following pages are unaudited)

TAX INFORMATION—2023

For the fiscal year ended October 31, 2023, for individual taxpayers, the Fund designates $2,122,859 as qualified dividend income eligible for reduced tax rates. In addition, for corporate taxpayers, 32.73% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purpose and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distribution is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Changes to the Portfolio Management Team

Effective January 1, 2024, Jason Yablon will be added as a portfolio manager of the Fund. Vince L. Childers, Jon Cheigh, William F. Scapell, Elaine Zaharis-Nikas, Benjamin Morton and Jeffrey Palma will continue to serve as portfolio managers of the Fund.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory and subadvisory agreements (the Advisory Agreements), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreements for their initial two year terms and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreements were discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 6, 2023 and at meetings of the full Board of Directors held on March 14, 2023 and June 13, 2023. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreement in executive session on June 13, 2023. At the meeting of the full Board of Directors on June 13, 2023,

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

the Advisory Agreements were unanimously continued for a term ending June 30, 2024 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board of Directors. The Board of Directors also considered a supplemental peer group compiled by the Investment Advisor when evaluating the Fund’s performance and fees and expenses; the Investment Advisor believes the supplemental peer group is more representative of the Fund’s investment strategy. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided by the Investment Advisor in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Advisor in response to a supplemental request. In addition, the Board of Directors considered the changes to the Fund’s investment strategy and benchmark that had been implemented in 2021, including the rationale for the changes. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and, for the Investment Advisor, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s and Subadvisors’ personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s and Subadvisors’ ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and the Subadvisors are satisfactory and appropriate.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

(ii) Investment performance of the Fund and the Investment Advisor and the Subadvisors: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The Board of Directors noted that the Fund was repositioned as an alternative income fund effective July 1, 2019, and its investment objective, investment strategy and benchmark were further modified effective May 1, 2021. Therefore, any investment performance information relating to periods before May 1, 2021 were reflective of the Fund’s previous investment objectives and strategies. The Board of Directors noted that the Fund outperformed the Peer Group median for the ten- year period ended March 31, 2023, ranking one out of three peers, represented the Peer Group median for the three-year period, ranking four out of seven peers and underperformed the Peer Group median for the one- and five-year periods ended March 31, 2023, ranking six out of seven peers and five out of seven peers, respectively. The Board of Directors considered that the Fund outperformed the linked blended benchmark for the one-, three-, five-year and ten-year periods ended March 31, 2023. The Board of Directors also considered the Fund’s performance compared to a supplemental peer group compiled by the Investment Advisor, and noted that the Fund outperformed the supplemental peer group median for the three-, five- and ten-year periods and underperformed for the one-year period ended March 31, 2023, ranking four out of ten peers, five out of ten peers, one out of nine peers, and ten out of ten peers, respectively. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the period. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor’s performance in managing similarly managed funds and accounts. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreements.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee and total expense ratio are both the lowest in the Peer Group, ranking one out of seven peers for each. The Board of Directors also considered the Fund’s fees and expenses versus the supplemental peer group compiled by the Investment Advisor and noted that the Fund’s total expense ratio versus the supplemental peer group represented the supplemental peer group median, ranking five out of ten peers. The Board of Directors noted that the Fund’s actual management fee was lower than the supplemental peer group median, ranking two out of ten peers. The Board of Directors considered that the Investment Advisor continues to waive a portion of its fees and/or reimburse expenses to limit overall operating expenses of the Fund. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors noted that the Investment Advisor is currently waiving its fee and/or reimbursing expenses of the Fund. Since the Subadvisors are paid by the Investment Advisor (and not by the Fund) for investment services provided to the Fund and are affiliates of the Investment Advisor, the Board of

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Directors considered the profitability of the Investment Advisor as a whole and did not consider the Subadvisors’ separate profitability to be particularly relevant to their determination. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors noted that because of the Fund’s asset size, the operating expenses continue to be subsidized, and the Fund is not yet profitable.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered the Fund’s asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders, concluding that the Fund’s expense structure was satisfactory. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Advisory Agreements to fees paid, including the ranges of such fees, under the Investment Advisor’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule), the Fund has adopted and implemented a liquidity risk management program (the Program). The Liquidity Rule requires an open-end investment company to adopt a program that is reasonably designed to assess and manage its liquidity risk, which is the risk that an open-end investment company could not meet redemption requests without significant dilution of remaining investors’ interests in the open-end investment company. The Board has designated Cohen & Steers Capital Management, Inc. (the Investment Advisor) as the administrator of the Program. The Investment Advisor has delegated this responsibility to the Liquidity Risk Management Committee (the LRM Committee), which is comprised of representatives from various departments within the Investment Advisor. The Program includes policies and procedures reasonably designed to: (1) assess, manage, and periodically review the Fund’s liquidity risk; (2) classify the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid, or illiquid; (3) determine a highly liquid investment minimum (HLIM) for the Fund or determine that one is not required; (4) limit the Fund’s illiquid investments to no more than 15% of its net assets; and (5) establish how and when the Fund will engage in in-kind redemptions.

The Board met on June 13, 2023 (the Meeting) to review the Program. At the Meeting, the LRM Committee provided the Board with a report that addressed the operation of the Program, including its implementation and effectiveness in assessing and managing the Fund’s liquidity risk (the Report). The Report covered the period from April 1, 2022 through March 31, 2023 (the Reporting Period).

The Report described the LRM Committee’s role in administering the Program, which complied with the Liquidity Rule requirements for assessing, managing and reviewing the Fund’s liquidity risk through the LRM Committee’s daily monitoring and quarterly analysis of liquidity parameters which include historical net redemption activity and consideration of the Fund’s shareholder ownership concentration, as applicable. The Report noted that the Fund’s investments are categorized into one of four liquidity buckets: highly liquid, moderately liquid, less liquid and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size. The Investment Advisor has engaged a third-party vendor to assist with the classification of portfolio investments. The Report also described the LRM Committee’s determination that the Fund is a primarily highly liquid fund under the Liquidity Rule.

The Report noted that there were no liquidity events during the Reporting Period that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining shareholders’ interests. The Report concluded that the Program is operating as intended, effective in implementing the requirements of the Liquidity Rule and reasonably designed to assess and manage the Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Interested Directors(4)

Joseph M. Harvey 1963	Director, Chair	Until Next Election of Directors	Chief Executive Officer since 2022 and President since 2003 of Cohen & Steers Capital Management, Inc. (CSCM), and Chief Executive Officer since 2022 and President since 2004 of Cohen & Steers, Inc. (“CNS”). Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	21	Since 2014

Adam M. Derechin 1964	Director	Until Next Election of Directors	Chief Operating Officer of CSCM since 2003 and CNS since 2004. President and Chief Executive Officer of the Funds from 2005 to 2021.	21	Since 2021

Independent Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	CFA; From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since 2011

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COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

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Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	21	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig (a registered investment advisor) from July 2018 to July 2022; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; former Adjunct Professor and Executive-In-Residence, Bethel University, 2015 to 2022; former Board Member and Investment Committee Member, Bethel University Foundation, 2010 to 2022; former Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; former, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	21	Since 2015

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COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

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Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board Member and Audit Committee Chairman of inTEST Corporation since 2020; Chairman of the Advisory Board of Centri Consulting LLC since 2022.	21	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; President, Bank of America Private Bank from 2005 to 2008; Executive Vice President, Fleet Private Clients Group, from 2003 to 2004.	21	Since 2015

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Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Daphne L. Richards 1966	Director	Until Next Election of Directors	President and CIO of Ledge Harbor Management since 2016; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015; Member of the Advisory Board of Northeast Dutchess Fund since 2016; former Independent Director of Cartica Management, LLC, 2015 to 2022; formerly, worked at Bessemer Trust Company from 1999 to 2014; Frank Russell Company from 1996 to 1999; Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; Hambros International Venture Capital Fund from 1988 to 1989.	21	Since 2017

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Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Ramona Rogers-Windsor 1960	Director	Until Next Election of Directors	CFA; Member, Capital Southwest Board of Directors since 2021; Member, Thomas Jefferson University Board of Trustees since 2020; and its insurance subsidiary board, Partners Insurance Company, Inc., since 2023 Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; former Member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	21	Since 2021

(1)	The address for each Director is 1166 Avenue of the Americas, 30th Floor, New York, New York 10036.
(2)	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
(3)	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
(4)	“Interested persons,” as defined in the 1940 Act, on the basis of their affiliation with the Advisor (Interested Directors).

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

The officers of the Fund (other than Mr. Harvey, whose biography is provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth(1)	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served(2)

James Giallanza 1966	President and Chief Executive Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015.	Since 2015

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of CSCM since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017.	Since 2019

Jon Cheigh 1972	Vice President	Chief Investment Officer of CSCM since October 2019 and Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2007.	Since 2006

Vincent L. Childers 1976	Vice President	Senior Vice President of CSCM since 2013. Prior to that, portfolio manager for real asset strategies at AllianceBernstein.	Since 2013

(1)	The address of each officer is 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.
(2)

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chair and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Jon Cheigh

Vice President

Vincent L. Childers

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

SS&C GIDS, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

NASDAQ Symbol:	Class A—DVFAX
Class C—DVFCX
Class F—DVVFX*
Class I—DVFIX
Class R—DVFRX
Class Z—DVFZX

website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Alternative Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F shares are currently not available for purchase.

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Cohen & Steers

Alternative

Income Fund

Annual Report October 31, 2023

DVFAXSAR

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the Registrant’s website at https://assets.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.

Item 3. Audit Committee Financial Expert.

The Registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The Registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. The Registrant’s board has determined that Ramona Rogers-Windsor qualifies as an audit committee financial expert based on her years of experience in the investment management and financial services industry. Each of Messrs. Clark and Maginnis and Ms. Rogers-Windsor is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the Registrant for the last two fiscal years ended October 31, 2023 and October 31, 2022 for professional services rendered by the Registrant’s principal accountant were as follows:

	2023	2022
Audit Fees	$49,560	$48,351
Audit-Related Fees	$0	$0
Tax Fees	$6,459	$20,198
All Other Fees	$0	$0

Audit related fees were billed in connection with the Registrant’s independent auditor’s issuance of their consent related to a registration statement filing for the Registrant’s strategy change and related fiscal year-end change. Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the Registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor)

and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the Registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the Registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended October 31, 2023 and October 31, 2022, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant were:

	2023	2022
Registrant	$6,459	$20,198
Investment Advisor	$0	$0

(h) The Registrant’s audit committee considered whether the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

Date: December 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj
Title: Principal Financial Officer
(Treasurer and Chief Financial Officer)

Date: December 28, 2023